RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2013

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Reinsurance Segment - Unit Underwriting Results	6 - 7
d.	Gross Premiums Written and Managed Premiums	8 - 9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10 - 11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Total Investment Result	15
d.	Investment Portfolio - Effective Yield and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings per Share	21
b.	Equity in Earnings of Other Ventures	22
c.	Other (Loss) Income	22
d.	Ratings	23

Comments on Regulation G		24 - 26

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 24 through 26 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of two reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, and (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
During the third quarter of 2013, the Company made the strategic decision to divest its U.S.-based weather and weather-related energy risk management unit, which principally included RenRe Commodity Advisors LLC, Renaissance Trading Ltd. ("Renaissance Trading") and RenRe Energy Advisors Ltd. (collectively referred to as "REAL"), in order to focus on the business encompassed within the Company's Reinsurance and Lloyd's segments and its other businesses. REAL offered certain derivative-based risk management products primarily to address weather and energy risk and engaged in hedging and trading activities related to those transactions. On August 30, 2013, the Company entered into a sale agreement with a subsidiary of Munich-American Holding Corporation ("Munich") to sell REAL and, on October 1, 2013, the Company completed the sale of REAL to Munich. The Company has classified the assets and liabilities associated with this transaction as held for sale and the financial results are reflected in the Company's consolidated financial statements as “discontinued operations.”  Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the Company's continuing operations. All prior periods presented have been reclassified to conform to this form of presentation.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Highlights
Gross premiums written	$182,649	$136,359	$1,521,290	$1,467,846
Net premiums written	127,241	105,035	1,123,163	1,025,240
Net premiums earned	294,717	262,623	857,861	785,704
Net claims and claim expenses incurred	60,928	73,215	192,141	138,318
Underwriting income	151,418	122,614	437,798	447,174
Net investment income	59,931	46,135	129,296	126,725
Net income available to RenaissanceRe common shareholders	179,740	180,660	397,020	524,359
Net realized and unrealized gains (losses) on investments	28,472	75,297	(26,788)	150,982
Net other-than-temporary impairments	—	—	—	(343)
Operating income available to RenaissanceRe common shareholders (1)	151,273	104,402	423,826	371,328
Total assets	$8,353,955	$8,793,508	$8,353,955	$8,793,508
Total shareholders' equity attributable to RenaissanceRe	$3,710,714	$3,838,956	$3,710,714	$3,838,956
Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.01	$3.62	$8.84	$10.24
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.36	$2.07	$9.45	$7.21
Dividends per common share	$0.28	$0.27	$0.84	$0.81
Book value per common share	$74.58	$68.20	$74.58	$68.20
Tangible book value per common share (1)	$73.74	$67.35	$73.74	$67.35
Tangible book value per common share plus accumulated dividends (1)	$86.58	$79.08	$86.58	$79.08
Change in tangible book value per common share plus change in accumulated dividends (1)	4.9%	5.3%	10.9%	16.6%
Financial ratios
Net claims and claim expense ratio - current accident year	23.1%	35.6%	30.8%	33.1%
Net claims and claim expense ratio - prior accident years	(2.4)%	(7.7)%	(8.4)%	(15.5)%
Net claims and claim expense ratio - calendar year	20.7%	27.9%	22.4%	17.6%
Underwriting expense ratio	27.9%	25.4%	26.6%	25.5%
Combined ratio	48.6%	53.3%	49.0%	43.1%
Operating return on average common equity - annualized (1)	18.7%	12.7%	17.7%	15.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Revenues
Gross premiums written	$182,649	$703,223	$635,418	$83,745	$136,359
Net premiums written	$127,241	$559,109	$436,813	$77,417	$105,035
Decrease (increase) in unearned premiums	167,476	(267,220)	(165,558)	206,234	157,588
Net premiums earned	294,717	291,889	271,255	283,651	262,623
Net investment income	59,931	26,163	43,202	39,000	46,135
Net foreign exchange gains (losses)	488	(932)	614	1,851	3,187
Equity in earnings of other ventures	7,313	3,772	5,835	6,612	4,310
Other income (loss)	651	(1,128)	(1,709)	(2,850)	(1,053)
Net realized and unrealized gains (losses) on investments	28,472	(69,529)	14,269	12,139	75,297
Total revenues	391,572	250,235	333,466	340,403	390,499
Expenses
Net claims and claim expenses incurred	60,928	103,962	27,251	186,893	73,215
Acquisition expenses	37,699	31,767	25,009	39,385	24,438
Operational expenses	44,672	42,789	45,986	53,096	42,356
Corporate expenses	4,307	21,529	4,482	3,889	3,796
Interest expense	4,298	4,300	5,034	5,772	5,891
Total expenses	151,904	204,347	107,762	289,035	149,696
Income from continuing operations before taxes	239,668	45,888	225,704	51,368	240,803
Income tax expense	(223)	(11)	(122)	(405)	(144)
Income from continuing operations	239,445	45,877	225,582	50,963	240,659
Income (loss) from discontinued operations	(9,779)	2,427	9,774	9,029	(166)
Net income	229,666	48,304	235,356	59,992	240,493
Net income attributable to noncontrolling interests	(44,331)	(14,015)	(38,607)	(9,692)	(51,083)
Net income attributable to RenaissanceRe	185,335	34,289	196,749	50,300	189,410
Dividends on preference shares	(5,595)	(7,483)	(6,275)	(8,645)	(8,750)
Net income available to RenaissanceRe common shareholders	$179,740	$26,806	$190,474	$41,655	$180,660
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$4.32	$0.55	$4.10	$0.69	$3.67
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - basic	(0.23)	0.06	0.22	0.19	—
Net income available to RenaissanceRe common shareholders per common share - basic	$4.09	$0.61	$4.32	$0.88	$3.67
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	4.23	0.55	4.01	0.68	$3.62
Income (loss) from discontinued operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	(0.22)	0.05	0.22	0.19	—
Net income available to RenaissanceRe common shareholders per common share - diluted	$4.01	$0.60	$4.23	$0.87	$3.62
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.36	$2.17	$3.92	$0.65	$2.07
Operating return on average common equity - annualized (1)	18.7%	12.2%	22.5%	3.9%	12.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2013	September 30, 2012
Revenues
Gross premiums written	$1,521,290	$1,467,846
Net premiums written	$1,123,163	$1,025,240
Increase in unearned premiums	(265,302)	(239,536)
Net premiums earned	857,861	785,704
Net investment income	129,296	126,725
Net foreign exchange gains	170	3,468
Equity in earnings of other ventures	16,920	16,626
Other loss	(2,186)	730
Net realized and unrealized (losses) gains on investments	(26,788)	150,982
Total other-than-temporary impairments	—	(395)
Portion recognized in other comprehensive income, before taxes	—	52
Net other-than-temporary impairments	—	(343)
Total revenues	975,273	1,083,892
Expenses
Net claims and claim expenses incurred	192,141	138,318
Acquisition expenses	94,475	74,157
Operational expenses	133,447	126,055
Corporate expenses	30,318	12,567
Interest expense	13,632	17,325
Total expenses	464,013	368,422
Income from continuing operations before taxes	511,260	715,470
Income tax expense	(356)	(1,008)
Income from continuing operations	510,904	714,462
Income from discontinued operations	2,422	(25,505)
Net income	513,326	688,957
Net income attributable to noncontrolling interests	(96,953)	(138,348)
Net income attributable to RenaissanceRe	416,373	550,609
Dividends on preference shares	(19,353)	(26,250)
Net income available to RenaissanceRe common shareholders	$397,020	$524,359
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$8.95	$10.89
Income (loss) from discontinued operations available to RenaissanceRe common shareholders per common share - basic	0.06	(0.51)
Net income available to RenaissanceRe common shareholders per common share - basic	$9.01	$10.38
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	8.79	$10.75
Income (loss) from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	0.05	(0.51)
Net income available to RenaissanceRe common shareholders per common share - diluted	$8.84	$10.24
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$9.45	$7.21
Operating return on average common equity - annualized (1)	17.7%	15.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2013
	Reinsurance	Lloyd's	Other	Total
Gross premiums written	$142,695	$39,954	$—	$182,649
Net premiums written	$88,097	$39,014	$130	$127,241
Net premiums earned	$247,461	$47,150	$106	$294,717
Net claims and claim expenses incurred	34,417	28,175	(1,664)	60,928
Acquisition expenses	28,740	8,938	21	37,699
Operational expenses	31,876	12,559	237	44,672
Underwriting income	$152,428	$(2,522)	$1,512	$151,418

Net claims and claim expenses incurred - current accident year	$43,268	$24,886	$—	$68,154
Net claims and claim expenses incurred - prior accident years	(8,851)	3,289	(1,664)	(7,226)
Net claims and claim expenses incurred - total	$34,417	$28,175	$(1,664)	$60,928

Net claims and claim expense ratio - current accident year	17.5%	52.8%	—%	23.1%
Net claims and claim expense ratio - prior accident years	(3.6)%	7.0%	(1,569.8)%	(2.4)%
Net claims and claim expense ratio - calendar year	13.9%	59.8%	(1,569.8)%	20.7%
Underwriting expense ratio	24.5%	45.5%	243.4%	27.9%
Combined ratio	38.4%	105.3%	(1,326.4)%	48.6%

	Three months ended September 30, 2012
	Reinsurance	Lloyd's	Other	Total
Gross premiums written	$107,637	$28,722	$—	$136,359
Net premiums written	$78,164	$26,982	$(111)	$105,035
Net premiums earned	$230,359	$32,375	$(111)	$262,623
Net claims and claim expenses incurred	47,080	26,331	(196)	73,215
Acquisition expenses	18,258	6,051	129	24,438
Operational expenses	30,856	11,532	(32)	42,356
Underwriting income (loss)	$134,165	$(11,539)	$(12)	$122,614

Net claims and claim expenses incurred - current accident year	$64,488	$29,051	$—	$93,539
Net claims and claim expenses incurred - prior accident years	(17,408)	(2,720)	(196)	(20,324)
Net claims and claim expenses incurred - total	$47,080	$26,331	$(196)	$73,215

Net claims and claim expense ratio - current accident year	28.0%	89.7%	—%	35.6%
Net claims and claim expense ratio - prior accident years	(7.6)%	(8.4)%	176.6%	(7.7)%
Net claims and claim expense ratio - calendar year	20.4%	81.3%	176.6%	27.9%
Underwriting expense ratio	21.4%	54.3%	(87.4)%	25.4%
Combined ratio	41.8%	135.6%	89.2%	53.3%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2013
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,339,263	$183,015	$—	$(988)	$1,521,290
Net premiums written	$963,169	$159,581	$413		$1,123,163
Net premiums earned	$730,610	$126,862	$389		$857,861
Net claims and claim expenses incurred	126,243	68,239	(2,341)		192,141
Acquisition expenses	70,005	24,338	132		94,475
Operational expenses	96,745	36,193	509		133,447
Underwriting income	$437,617	$(1,908)	$2,089		$437,798

Net claims and claim expenses incurred - current accident year	$192,569	$71,274	$—		$263,843
Net claims and claim expenses incurred - prior accident years	(66,326)	(3,035)	(2,341)		(71,702)
Net claims and claim expenses incurred - total	$126,243	$68,239	$(2,341)		$192,141

Net claims and claim expense ratio - current accident year	26.4%	56.2%	—%		30.8%
Net claims and claim expense ratio - prior accident years	(9.1)%	(2.4)%	(601.8)%		(8.4)%
Net claims and claim expense ratio - calendar year	17.3%	53.8%	(601.8)%		22.4%
Underwriting expense ratio	22.8%	47.7%	164.8%		26.6%
Combined ratio	40.1%	101.5%	(437.0)%		49.0%

	Nine months ended September 30, 2012
	Reinsurance	Lloyd's	Other	Eliminations (1)	Total
Gross premiums written	$1,334,438	$133,836	$—	$(428)	$1,467,846
Net premiums written	$916,171	$109,429	$(360)		$1,025,240
Net premiums earned	$698,473	$87,566	$(335)		$785,704
Net claims and claim expenses incurred	90,892	50,292	(2,866)		138,318
Acquisition expenses	57,742	16,229	186		74,157
Operational expenses	93,246	32,395	414		126,055
Underwriting income (loss)	$456,593	$(11,350)	$1,931		$447,174

Net claims and claim expenses incurred - current accident year	$196,263	$63,697	$—		$259,960
Net claims and claim expenses incurred - prior accident years	(105,371)	(13,405)	(2,866)		(121,642)
Net claims and claim expenses incurred - total	$90,892	$50,292	$(2,866)		$138,318

Net claims and claim expense ratio - current accident year	28.1%	72.7%	—%		33.1%
Net claims and claim expense ratio - prior accident years	(15.1)%	(15.3)%	855.5%		(15.5)%
Net claims and claim expense ratio - calendar year	13.0%	57.4%	855.5%		17.6%
Underwriting expense ratio	21.6%	55.6%	(179.1)%		25.5%
Combined ratio	34.6%	113.0%	676.4%		43.1%
(1) Represents $1.0 million of gross premiums ceded from the Lloyd's segment to the Reinsurance segment for the nine months ended September 30, 2013 (2012 - $0.4 million).

5

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended September 30, 2013
	Catastrophe	Specialty	Total
Gross premiums written	$82,539	$60,156	$142,695
Net premiums written	$32,380	$55,717	$88,097
Net premiums earned	$184,416	$63,045	$247,461
Net claims and claim expenses incurred	16,897	17,520	34,417
Acquisition expenses	14,049	14,691	28,740
Operational expenses	24,573	7,303	31,876
Underwriting income	$128,897	$23,531	$152,428

Net claims and claim expenses incurred - current accident year	$23,041	$20,227	$43,268
Net claims and claim expenses incurred - prior accident years	(6,144)	(2,707)	(8,851)
Net claims and claim expenses incurred - total	$16,897	$17,520	$34,417

Net claims and claim expense ratio - current accident year	12.5%	32.1%	17.5%
Net claims and claim expense ratio - prior accident years	(3.3)%	(4.3)%	(3.6)%
Net claims and claim expense ratio - calendar year	9.2%	27.8%	13.9%
Underwriting expense ratio	20.9%	34.9%	24.5%
Combined ratio	30.1%	62.7%	38.4%

	Three months ended September 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$69,705	$37,932	$107,637
Net premiums written	$40,935	$37,229	$78,164
Net premiums earned	$190,806	$39,553	$230,359
Net claims and claim expenses incurred	11,518	35,562	47,080
Acquisition expenses	12,272	5,986	18,258
Operational expenses	24,185	6,671	30,856
Underwriting income (loss)	$142,831	$(8,666)	$134,165

Net claims and claim expenses incurred - current accident year	$29,460	$35,028	$64,488
Net claims and claim expenses incurred - prior accident years	(17,942)	534	(17,408)
Net claims and claim expenses incurred - total	$11,518	$35,562	$47,080

Net claims and claim expense ratio - current accident year	15.4%	88.6%	28.0%
Net claims and claim expense ratio - prior accident years	(9.4)%	1.3%	(7.6)%
Net claims and claim expense ratio - calendar year	6.0%	89.9%	20.4%
Underwriting expense ratio	19.1%	32.0%	21.4%
Combined ratio	25.1%	121.9%	41.8%

6

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Nine months ended September 30, 2013
	Catastrophe	Specialty	Total
Gross premiums written	$1,138,238	$201,025	$1,339,263
Net premiums written	$774,585	$188,584	$963,169
Net premiums earned	$571,550	$159,060	$730,610
Net claims and claim expenses incurred	72,520	53,723	126,243
Acquisition expenses	37,866	32,139	70,005
Operational expenses	74,287	22,458	96,745
Underwriting income	$386,877	$50,740	$437,617

Net claims and claim expenses incurred - current accident year	$115,586	$76,983	$192,569
Net claims and claim expenses incurred - prior accident years	(43,066)	(23,260)	(66,326)
Net claims and claim expenses incurred - total	$72,520	$53,723	$126,243

Net claims and claim expense ratio - current accident year	20.2%	48.4%	26.4%
Net claims and claim expense ratio - prior accident years	(7.5)%	(14.6)%	(9.1)%
Net claims and claim expense ratio - calendar year	12.7%	33.8%	17.3%
Underwriting expense ratio	19.6%	34.3%	22.8%
Combined ratio	32.3%	68.1%	40.1%

	Nine months ended September 30, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$1,158,683	$175,755	$1,334,438
Net premiums written	$747,684	$168,487	$916,171
Net premiums earned	$576,498	$121,975	$698,473
Net claims and claim expenses incurred	27,780	63,112	90,892
Acquisition expenses	41,436	16,306	57,742
Operational expenses	72,758	20,488	93,246
Underwriting income	$434,524	$22,069	$456,593

Net claims and claim expenses incurred - current accident year	$113,864	$82,399	$196,263
Net claims and claim expenses incurred - prior accident years	(86,084)	(19,287)	(105,371)
Net claims and claim expenses incurred - total	$27,780	$63,112	$90,892

Net claims and claim expense ratio - current accident year	19.8%	67.6%	28.1%
Net claims and claim expense ratio - prior accident years	(15.0)%	(15.9)%	(15.1)%
Net claims and claim expense ratio - calendar year	4.8%	51.7%	13.0%
Underwriting expense ratio	19.8%	30.2%	21.6%
Combined ratio	24.6%	81.9%	34.6%

7

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Reinsurance Segment
Renaissance catastrophe premiums	$55,849	$368,077	$310,002	$13,743	$44,699
Renaissance specialty premiums	60,156	56,567	81,617	34,132	37,932
Total Renaissance premiums	116,005	424,644	391,619	47,875	82,631
DaVinci catastrophe premiums	26,690	208,826	168,794	9,781	25,006
DaVinci specialty premiums	—	1,972	713	—	—
Total DaVinci premiums	26,690	210,798	169,507	9,781	25,006
Total catastrophe unit premiums	82,539	576,903	478,796	23,524	69,705
Total specialty unit premiums	60,156	58,539	82,330	34,132	37,932
Total Reinsurance segment gross premiums written	$142,695	$635,442	$561,126	$57,656	$107,637

Lloyd's Segment
Specialty	$36,545	$53,207	$55,757	$24,390	$26,455
Catastrophe	3,409	15,562	18,535	1,761	2,267
Total Lloyd's segment gross premiums written	$39,954	$68,769	$74,292	$26,151	$28,722

Managed Premiums (1)
Total catastrophe unit gross premiums written	$82,539	$576,903	$478,796	$23,524	$69,705
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	1,963	25,682	32,382	1,781	5,382
Catastrophe premiums written in the Lloyd's segment	3,409	15,562	18,535	1,761	2,267
Total managed catastrophe premiums (1)	$87,911	$618,147	$529,713	$27,066	$77,354
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2013	September 30, 2012
Reinsurance Segment
Renaissance catastrophe premiums	$733,928	$720,220
Renaissance specialty premiums	198,340	173,255
Total Renaissance premiums	932,268	893,475
DaVinci catastrophe premiums	404,310	438,463
DaVinci specialty premiums	2,685	2,500
Total DaVinci premiums	406,995	440,963
Total catastrophe unit premiums	1,138,238	1,158,683
Total specialty unit premiums	201,025	175,755
Total Reinsurance segment gross premiums written	$1,339,263	$1,334,438

Lloyd's Segment
Specialty	$145,509	$98,709
Catastrophe	37,506	35,127
Total Lloyd's segment gross premiums written	$183,015	$133,836

Managed Premiums (1)
Total catastrophe unit gross premiums written	$1,138,238	$1,158,683
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	60,027	70,867
Catastrophe premiums written in the Lloyd's segment	37,506	35,127
Total managed catastrophe premiums (1)	$1,235,771	$1,264,677

(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Revenues
Gross premiums written	$26,690	$210,798	$169,507	$9,781	$25,006
Net premiums written	$14,302	$203,698	$137,522	$7,012	$18,554
Decrease (increase) in unearned premiums	73,078	(107,972)	(45,906)	89,922	72,039
Net premiums earned	87,380	95,726	91,616	96,934	90,593
Net investment income	7,263	6,283	7,681	7,791	9,179
Net foreign exchange (losses) gains	(380)	526	130	804	1,115
Other loss	—	(169)	(548)	(1,161)	(1,384)
Net realized and unrealized gains (losses) on investments	8,708	(24,529)	(1,718)	1,035	20,520
Total revenues	102,971	77,837	97,161	105,403	120,023
Expenses
Net claims and claim expenses incurred	3,999	27,283	3,710	66,994	10,170
Acquisition expenses	22,708	18,926	24,274	14,528	22,783
Operational and corporate expenses	9,967	9,812	10,400	10,291	10,740
Interest expense	943	946	952	1,833	1,980
Total expenses	37,617	56,967	39,336	93,646	45,673
Net income	65,354	20,870	57,825	11,757	74,350
Net income attributable to redeemable noncontrolling interest	(133)	(43)	(118)	(28)	(152)
Net income available to DaVinciRe common shareholders	$65,221	$20,827	$57,707	$11,729	$74,198

Net claims and claim expenses incurred - current accident year	$8,438	$34,523	$10,283	$76,030	$14,330
Net claims and claim expenses incurred - prior accident years	(4,439)	(7,240)	(6,573)	(9,036)	(4,160)
Net claims and claim expenses incurred - total	$3,999	$27,283	$3,710	$66,994	$10,170

Net claims and claim expense ratio - current accident year	9.7%	36.1%	11.2%	78.4%	15.8%
Net claims and claim expense ratio - prior accident years	(5.1)%	(7.6)%	(7.2)%	(9.3)%	(4.6)%
Net claims and claim expense ratio - calendar year	4.6%	28.5%	4.0%	69.1%	11.2%
Underwriting expense ratio	37.4%	30.0%	37.9%	25.6%	37.0%
Combined ratio	42.0%	58.5%	41.9%	94.7%	48.2%

10

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Nine months ended
	September 30, 2013	September 30, 2012
Revenues
Gross premiums written	$406,995	$440,963
Net premiums written	$355,522	$358,322
Increase in unearned premiums	(80,800)	(91,574)
Net premiums earned	274,722	266,748
Net investment income	21,227	26,159
Net foreign exchange gains	276	2,656
Other loss	(717)	(3,068)
Net realized and unrealized (losses) gains on investments	(17,539)	41,867
Total revenues	277,969	334,362
Expenses
Net claims and claim expenses incurred	34,992	26,307
Acquisition expenses	65,908	65,933
Operational and corporate expenses	30,179	34,943
Interest expense	2,841	6,005
Total expenses	133,920	133,188
Net income	144,049	201,174
Net income attributable to redeemable noncontrolling interest	(294)	(414)
Net income available to DaVinciRe common shareholders	$143,755	$200,760

Net claims and claim expenses incurred - current accident year	$53,244	$53,610
Net claims and claim expenses incurred - prior accident years	(18,252)	(27,303)
Net claims and claim expenses incurred - total	$34,992	$26,307

Net claims and claim expense ratio - current accident year	19.4%	20.1%
Net claims and claim expense ratio - prior accident years	(6.7)%	(10.2)%
Net claims and claim expense ratio - calendar year	12.7%	9.9%
Underwriting expense ratio	35.0%	37.8%
Combined ratio	47.7%	47.7%

11

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Assets
Fixed maturity investments trading, at fair value	$4,751,237	$4,366,080	$4,506,644	$4,660,168	$5,084,287
Fixed maturity investments available for sale, at fair value	38,530	40,785	45,254	83,442	94,826
Total fixed maturity investments, at fair value	4,789,767	4,406,865	4,551,898	4,743,610	5,179,113
Short term investments, at fair value	925,329	924,843	997,889	821,163	679,356
Equity investments trading, at fair value	113,986	108,620	555	58,186	57,617
Other investments, at fair value	500,770	629,396	652,802	644,711	752,000
Investments in other ventures, under equity method	97,660	93,049	92,054	87,724	82,212
Total investments	6,427,512	6,162,773	6,295,198	6,355,394	6,750,298
Cash and cash equivalents	266,350	234,906	290,080	304,145	226,133
Premiums receivable	735,937	954,142	654,368	491,365	701,240
Prepaid reinsurance premiums	166,340	214,804	170,216	77,082	189,592
Reinsurance recoverable	149,201	175,103	162,948	192,512	209,490
Accrued investment income	26,887	26,658	29,915	33,478	37,323
Deferred acquisition costs	103,844	125,682	77,914	52,622	83,222
Receivable for investments sold	240,191	311,783	163,584	168,673	344,367
Other assets	113,159	102,413	85,248	110,777	118,492
Goodwill and other intangibles	8,978	8,282	8,384	8,486	8,588
Assets of discontinued operations held for sale	115,556	150,837	159,065	134,094	124,763
Total assets	$8,353,955	$8,467,383	$8,096,920	$7,928,628	$8,793,508
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,683,709	$1,710,408	$1,755,783	$1,879,377	$1,782,680
Unearned premiums	754,077	970,017	658,209	399,517	718,261
Debt	249,407	249,385	249,362	349,339	349,315
Reinsurance balances payable	358,988	387,425	380,939	290,419	356,136
Payable for investments purchased	407,788	463,923	397,517	278,787	576,052
Other liabilities	183,362	169,559	140,418	198,434	153,668
Liabilities of discontinued operations held for sale	56,275	47,553	72,070	57,440	63,639
Total liabilities	3,693,606	3,998,270	3,654,298	3,453,313	3,999,751
Redeemable noncontrolling interest	945,915	897,123	875,770	968,259	950,822
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	550,000
Common shares	44,391	44,385	44,510	45,542	48,228
Accumulated other comprehensive income	4,566	4,909	6,050	13,622	14,067
Retained earnings	3,261,757	3,119,003	3,112,545	3,043,901	3,226,661
Total shareholders' equity attributable to RenaissanceRe	3,710,714	3,568,297	3,563,105	3,503,065	3,838,956
Noncontrolling interest	3,720	3,693	3,747	3,991	3,979
Total shareholders' equity	3,714,434	3,571,990	3,566,852	3,507,056	3,842,935
Total liabilities, noncontrolling interests and shareholders' equity	$8,353,955	$8,467,383	$8,096,920	$7,928,628	$8,793,508

Book value per common share	$74.58	$71.38	$71.07	$68.14	$68.20

12

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
TYPE OF INVESTMENT
U.S. treasuries	$1,322,367	20.5%	$1,195,182	19.4%	$1,181,501	18.8%	$1,254,547	19.8%	$1,173,092	17.4%
Agencies	197,047	3.1%	227,017	3.7%	285,969	4.5%	315,154	5.0%	426,067	6.3%
Non-U.S. government (Sovereign debt)	353,810	5.5%	265,033	4.3%	199,561	3.2%	133,198	2.1%	156,473	2.3%
FDIC guaranteed corporate	—	—%	—	—%	—	—%	—	—%	14,105	0.2%
Non-U.S. government-backed corporate	229,687	3.6%	238,254	3.9%	291,077	4.6%	349,514	5.5%	371,186	5.5%
Corporate	1,687,118	26.2%	1,500,576	24.3%	1,603,571	25.5%	1,615,207	25.4%	1,719,627	25.5%
Agency mortgage-backed	436,024	6.8%	435,233	7.1%	440,538	7.0%	408,531	6.4%	580,823	8.6%
Non-agency mortgage-backed	246,163	3.8%	233,468	3.8%	240,217	3.8%	248,339	3.9%	224,619	3.3%
Commercial mortgage-backed	302,803	4.7%	298,996	4.8%	297,101	4.7%	406,166	6.4%	499,491	7.4%
Asset-backed	14,748	0.3%	13,106	0.2%	12,363	0.2%	12,954	0.2%	13,630	0.2%
Total fixed maturity investments, at fair value	4,789,767	74.5%	4,406,865	71.5%	4,551,898	72.3%	4,743,610	74.7%	5,179,113	76.7%
Short term investments, at fair value	925,329	14.4%	924,843	15.0%	997,889	15.8%	821,163	12.9%	679,356	10.1%
Equity investments trading, at fair value	113,986	1.8%	108,620	1.8%	555	—%	58,186	0.9%	57,617	0.9%
Other investments, at fair value	500,770	7.8%	629,396	10.2%	652,802	10.4%	644,711	10.1%	752,000	11.1%
Total managed investment portfolio	6,329,852	98.5%	6,069,724	98.5%	6,203,144	98.5%	6,267,670	98.6%	6,668,086	98.8%
Investments in other ventures, under equity method	97,660	1.5%	93,049	1.5%	92,054	1.5%	87,724	1.4%	82,212	1.2%
Total investments	$6,427,512	100.0%	$6,162,773	100.0%	$6,295,198	100.0%	$6,355,394	100.0%	$6,750,298	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$648,065	13.5%	$616,559	14.0%	$599,727	13.2%	$680,892	14.4%	$801,827	15.5%
AA	2,463,789	51.4%	2,308,313	52.4%	2,333,364	51.3%	2,423,919	51.1%	2,685,089	51.8%
A	778,552	16.3%	732,659	16.6%	791,902	17.4%	844,698	17.8%	936,264	18.1%
BBB	330,481	6.9%	296,386	6.7%	305,241	6.7%	322,527	6.8%	336,207	6.5%
Non-investment grade and not rated	568,880	11.9%	452,948	10.3%	521,664	11.4%	471,574	9.9%	419,726	8.1%
Total fixed maturity investments, at fair value	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%	$4,743,610	100.0%	$5,179,113	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$166,583	3.5%	$200,706	4.6%	$215,538	4.7%	$427,821	9.0%	$417,722	8.1%
Due after one through five years	2,877,644	60.1%	2,578,703	58.5%	2,633,817	57.9%	2,389,856	50.4%	2,628,069	50.7%
Due after five through ten years	630,582	13.2%	530,724	12.0%	569,929	12.5%	711,844	15.0%	671,408	13.0%
Due after ten years	115,220	2.4%	115,929	2.6%	142,395	3.1%	138,099	2.9%	143,351	2.8%
Mortgage-backed securities	984,990	20.5%	967,697	22.0%	977,856	21.5%	1,063,036	22.4%	1,304,933	25.2%
Asset-backed securities	14,748	0.3%	13,106	0.3%	12,363	0.3%	12,954	0.3%	13,630	0.2%
Total fixed maturity investments, at fair value	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%	$4,743,610	100.0%	$5,179,113	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.7%		1.8%		1.4%		1.4%		1.4%
Average duration of fixed maturities and short term investments	2.1		2.4		2.3		2.2		2.2

13

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
TYPE OF INVESTMENT
Private equity partnerships	$327,245	$335,732	$345,666	$344,669	$359,880
Catastrophe bonds	102,141	81,042	75,019	91,310	106,319
Senior secured bank loan funds	19,395	178,040	204,114	202,929	279,839
Hedge funds	4,022	4,683	5,219	5,803	5,962
Miscellaneous other investments	47,967	29,899	22,784	—	—
Total other investments, at fair value	$500,770	$629,396	$652,802	$644,711	$752,000

TYPE OF INVESTMENT
Private equity partnerships	65.3%	53.3%	52.9%	53.4%	47.9%
Catastrophe bonds	20.4%	12.9%	11.5%	14.2%	14.1%
Senior secured bank loan funds	3.9%	28.3%	31.3%	31.5%	37.2%
Hedge funds	0.8%	0.7%	0.8%	0.9%	0.8%
Miscellaneous other investments	9.6%	4.8%	3.5%	—%	—%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012
Fixed maturity investments	$24,423	$22,839	$23,886	$27,396	$25,741	$71,148	$75,934
Short term investments	563	426	329	83	236	1,318	1,006
Equity investments trading	706	344	—	554	181	1,050	532
Other investments
Hedge funds and private equity investments	14,179	2,237	14,880	8,192	10,383	31,296	28,443
Other	22,735	3,144	6,995	5,902	12,735	32,874	29,295
Cash and cash equivalents	47	9	52	51	63	108	143
	62,653	28,999	46,142	42,178	49,339	137,794	135,353
Investment expenses	(2,722)	(2,836)	(2,940)	(3,178)	(3,204)	(8,498)	(8,628)
Net investment income	59,931	26,163	43,202	39,000	46,135	129,296	126,725

Gross realized gains	8,813	17,548	34,076	22,152	19,891	60,437	75,635
Gross realized losses	(22,241)	(14,601)	(4,554)	(3,650)	(2,811)	(41,396)	(13,055)
Net realized (losses) gains on fixed maturity investments	(13,428)	2,947	29,522	18,502	17,080	19,041	62,580
Net unrealized gains (losses) on fixed maturity investments trading	33,405	(95,680)	(23,063)	(8,454)	56,936	(85,338)	83,735
Net realized and unrealized gains (losses) on investments-related derivatives	3,557	20,510	421	1,522	(955)	24,488	(2,390)
Net realized gains on equity investments trading	560	74	17,561	—	—	18,195	—
Net unrealized gains (losses) on equity investments trading	4,378	2,620	(10,172)	569	2,236	(3,174)	7,057
Net realized and unrealized gains (losses) on investments	28,472	(69,529)	14,269	12,139	75,297	(26,788)	150,982
Total other-than-temporary impairments	—	—	—	—	—	—	(395)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—	—	52
Net other-than-temporary impairments	—	—	—	—	—	—	(343)
Change in net unrealized gains on fixed maturity investments available for sale	(252)	(1,239)	(6,067)	(784)	1,326	(7,558)	1,398
Total investment result	$88,151	$(44,605)	$51,404	$50,355	$122,758	$94,950	$278,762

15

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2013	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$925,329	$925,329	14.4%	0.1%	$901,979	$18,204	$2,605	$2,541	$—	$—
		100.0%			97.4%	2.0%	0.3%	0.3%	—%	—%
Fixed maturity investments
U.S. treasuries	1,324,120	1,322,367	20.5%	0.8%	—	1,322,367	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	188,625	187,402	2.9%	1.1%	—	187,402	—	—	—	—
Other agencies	9,756	9,645	0.2%	2.0%	—	9,645	—	—	—	—
Total agencies	198,381	197,047	3.1%	1.2%	—	197,047	—	—	—	—
Non-U.S. government (Sovereign debt)	351,713	353,810	5.5%	1.6%	228,630	78,159	8,140	31,681	6,896	304
Non-U.S. government-backed corporate	226,471	229,687	3.6%	1.0%	184,737	42,632	1,733	—	585	—
Corporate	1,675,267	1,687,118	26.2%	2.9%	33,707	272,786	723,962	268,694	364,315	23,654
Mortgage-backed
Residential mortgage-backed
Agency securities	435,267	436,024	6.8%	2.5%	—	436,024	—	—	—	—
Non-agency securities - Alt A	118,144	127,360	2.0%	5.1%	2,691	7,093	19,635	12,738	82,438	2,765
Non-agency securities - Prime	113,226	118,803	1.8%	3.8%	11,706	6,170	7,891	11,313	78,726	2,997
Total residential mortgage-backed	666,637	682,187	10.6%	3.2%	14,397	449,287	27,526	24,051	161,164	5,762
Commercial mortgage-backed	299,436	302,803	4.7%	2.1%	171,846	101,511	17,191	6,055	—	6,200
Total mortgage-backed	966,073	984,990	15.3%	2.9%	186,243	550,798	44,717	30,106	161,164	11,962
Asset-backed
Credit cards	4,270	4,402	0.1%	2.6%	4,402	—	—	—	—	—
Auto loans	3,209	3,312	0.1%	0.9%	3,312	—	—	—	—	—
Student loans	3,003	3,031	—%	1.3%	3,031	—	—	—	—	—
Other	3,751	4,003	0.1%	2.2%	4,003	—	—	—	—	—
Total asset-backed	14,233	14,748	0.3%	1.8%	14,748	—	—	—	—	—
Total securitized assets	980,306	999,738	15.6%	2.9%	200,991	550,798	44,717	30,106	161,164	11,962
Total fixed maturity investments	4,756,258	4,789,767	74.5%	2.0%	648,065	2,463,789	778,552	330,481	532,960	35,920
		100.0%			13.5%	51.4%	16.3%	6.9%	11.1%	0.8%
Equity investments trading		113,986	1.8%		—	—	—	—	—	113,986
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		327,245	5.1%		—	—	—	—	—	327,245
Catastrophe bonds		102,141	1.6%		—	—	—	—	102,141	—
Senior secured bank loan funds		19,395	0.3%		—	—	—	—	—	19,395
Hedge funds		4,022	0.1%		—	—	—	—	—	4,022
Miscellaneous other investments		47,967	0.7%		—	—	—	—	—	47,967
Total other investments		500,770	7.8%		—	—	—	—	102,141	398,629
		100.0%			—%	—%	—%	—%	20.4%	79.6%
Investments in other ventures		97,660	1.5%		—	—	—	—	—	97,660
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,427,512	100.0%		$1,550,044	$2,481,993	$781,157	$333,022	$635,101	$646,195
		100.0%			24.1%	38.6%	12.1%	5.2%	9.9%	10.1%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	September 30, 2013		December 31, 2012		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$925,329	14.4%	$821,163	12.9%	$104,166	1.5%
Fixed maturity investments
U.S. treasuries	1,322,367	20.5%	1,254,547	19.8%	67,820	0.7%
Agencies
Fannie Mae & Freddie Mac	187,402	2.9%	292,098	4.6%	(104,696)	(1.7)%
Other agencies	9,645	0.2%	23,056	0.4%	(13,411)	(0.2)%
Total agencies	197,047	3.1%	315,154	5.0%	(118,107)	(1.9)%
Non-U.S. government (Sovereign debt)	353,810	5.5%	133,198	2.1%	220,612	3.4%
Non-U.S. government-backed corporate	229,687	3.6%	349,514	5.5%	(119,827)	(1.9)%
Corporate	1,687,118	26.2%	1,615,207	25.4%	71,911	0.8%
Mortgage-backed
Residential mortgage-backed
Agency securities	436,024	6.8%	408,531	6.4%	27,493	0.4%
Non-agency securities - Prime	118,803	1.8%	131,819	2.1%	(13,016)	(0.3)%
Non-agency securities - Alt A	127,360	2.0%	116,520	1.8%	10,840	0.2%
Total residential mortgage-backed	682,187	10.6%	656,870	10.3%	25,317	0.3%
Commercial mortgage-backed	302,803	4.7%	406,166	6.4%	(103,363)	(1.7)%
Total mortgage-backed	984,990	15.3%	1,063,036	16.7%	(78,046)	(1.4)%
Asset-backed
Credit cards	4,402	0.1%	4,623	0.1%	(221)	—%
Auto loans	3,312	0.1%	2,238	—%	1,074	0.1%
Student loans	3,031	—%	1,650	—%	1,381	—%
Other	4,003	0.1%	4,443	0.1%	(440)	—%
Total asset-backed	14,748	0.3%	12,954	0.2%	1,794	0.1%
Total securitized assets	999,738	15.6%	1,075,990	16.9%	(76,252)	(1.3)%
Total fixed maturity investments	4,789,767	74.5%	4,743,610	74.7%	46,157	(0.2)%
Equity investments trading	113,986	1.8%	58,186	0.9%	55,800	0.9%
Other investments
Private equity partnerships	327,245	5.1%	344,669	5.4%	(17,424)	(0.3)%
Senior secured bank loan funds	19,395	0.3%	202,929	3.2%	(183,534)	(2.9)%
Catastrophe bonds	102,141	1.6%	91,310	1.4%	10,831	0.2%
Hedge funds	4,022	0.1%	5,803	0.1%	(1,781)	—%
Miscellaneous other investments	47,967	0.7%	—	—%	47,967	0.7%
Total other investments	500,770	7.8%	644,711	10.1%	(143,941)	(2.3)%
Investments in other ventures	97,660	1.5%	87,724	1.4%	9,936	0.1%
Total managed investment portfolio	$6,427,512	100.0%	$6,355,394	100.0%	$72,118

17

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	September 30, 2013
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$656,360	$28,684	$95,385	$439,173	$46,542	$29,480	$17,096
Industrial, utilities and energy	405,825	4,224	97,744	119,347	96,984	86,332	1,194
Communications and technology	237,366	—	20,398	64,585	52,883	95,474	4,026
Consumer	206,703	—	16,756	49,938	39,054	100,106	849
Health care	102,948	—	35,964	26,587	7,562	32,835	—
Basic materials	65,430	—	293	20,736	23,824	20,088	489
Other	12,486	799	6,246	3,596	1,845	—	—
Total corporate fixed maturity investments, at fair value (1)	$1,687,118	$33,707	$272,786	$723,962	$268,694	$364,315	$23,654

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2013
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$59,399	$951	$58,448
General Electric Company	56,959	—	56,959
Bank of America Corp.	53,023	—	53,023
Citigroup Inc.	51,681	—	51,681
Goldman Sachs Group Inc.	51,340	—	51,340
Morgan Stanley	35,879	—	35,879
HSBC Holdings PLC	32,853	142	32,711
Ford Motor Co.	28,683	—	28,683
Verizon Communications Inc.	26,461	—	26,461
Wells Fargo & Co.	22,915	—	22,915
Total (2)	$419,193	$1,093	$418,100

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2013
Catastrophe	$465,221	$247,282	$211,040	$923,543
Specialty	112,003	82,795	306,792	501,590
Total Reinsurance	577,224	330,077	517,832	1,425,133
Lloyd's	39,316	11,518	148,149	198,983
Other	17,846	2,214	39,533	59,593
Total	$634,386	$343,809	$705,514	$1,683,709

June 30, 2013
Catastrophe	$502,756	$264,712	$214,308	$981,776
Specialty	105,868	89,695	295,221	490,784
Total Reinsurance	608,624	354,407	509,529	1,472,560
Lloyd's	31,984	13,476	134,782	180,242
Other	15,103	2,642	39,861	57,606
Total	$655,711	$370,525	$684,172	$1,710,408

March 31, 2013
Catastrophe	$608,907	$216,050	$240,581	$1,065,538
Specialty	104,771	76,732	289,515	471,018
Total Reinsurance	713,678	292,782	530,096	1,536,556
Lloyd's	29,325	11,615	116,850	157,790
Other	15,534	6,635	39,268	61,437
Total	$758,537	$311,032	$686,214	$1,755,783

December 31, 2012
Catastrophe	$706,264	$222,208	$255,786	$1,184,258
Specialty	111,234	80,971	286,108	478,313
Total Reinsurance	817,498	303,179	541,894	1,662,571
Lloyd's	29,260	10,548	109,662	149,470
Other	17,016	8,522	41,798	67,336
Total	$863,774	$322,249	$693,354	$1,879,377

September 30, 2012
Catastrophe	$703,573	$229,511	$168,185	$1,101,269
Specialty	121,427	88,538	272,481	482,446
Total Reinsurance	825,000	318,049	440,666	1,583,715
Lloyd's	26,631	7,528	92,413	126,572
Other	19,556	8,478	44,359	72,393
Total	$871,187	$334,055	$577,438	$1,782,680

19

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2013			Three months ended September 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,710,408	$175,103	$1,535,305	$1,801,247	$198,777	$1,602,470
Incurred losses and loss expenses
Current year	75,472	7,318	68,154	99,427	5,888	93,539
Prior years	(8,760)	(1,534)	(7,226)	(16,238)	4,086	(20,324)
Total incurred losses and loss expenses	66,712	5,784	60,928	83,189	9,974	73,215
Paid losses and loss expenses
Current year	9,355	1,934	7,421	20,395	33	20,362
Prior years	84,056	29,752	54,304	81,361	(772)	82,133
Total paid losses and loss expenses	93,411	31,686	61,725	101,756	(739)	102,495
Reserve for losses and loss expenses, end of period	$1,683,709	$149,201	$1,534,508	$1,782,680	$209,490	$1,573,190

	Nine months ended September 30, 2013			Nine months ended September 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,879,377	$192,512	$1,686,865	$1,992,354	$404,029	$1,588,325
Incurred losses and loss expenses
Current year	292,010	28,167	263,843	282,824	22,864	259,960
Prior years	(74,305)	(2,603)	(71,702)	(114,252)	7,390	(121,642)
Total incurred losses and loss expenses	217,705	25,564	192,141	168,572	30,254	138,318
Paid losses and loss expenses
Current year	32,484	1,934	30,550	39,332	33	39,299
Prior years	380,889	66,941	313,948	338,914	224,760	114,154
Total paid losses and loss expenses	413,373	68,875	344,498	378,246	224,793	153,453
Reserve for losses and loss expenses, end of period	$1,683,709	$149,201	$1,534,508	$1,782,680	$209,490	$1,573,190

20

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$179,740	$26,806	$190,474	$41,655	$180,660
Amount allocated to participating common shareholders (1)	(2,539)	(376)	(2,918)	(640)	(2,787)
	$177,201	$26,430	$187,556	$41,015	$177,873
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,330	43,372	43,461	46,442	48,394
Per common share equivalents of employee stock options and restricted shares	805	871	829	855	725
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,135	44,243	44,290	47,297	49,119

Basic income per RenaissanceRe common share	$4.09	$0.61	$4.32	$0.88	$3.67
Diluted income per RenaissanceRe common share	$4.01	$0.60	$4.23	$0.87	$3.62

	Nine months ended
(common shares in thousands)	September 30, 2013	September 30, 2012
Numerator:
Net income available to RenaissanceRe common shareholders	$397,020	$524,359
Amount allocated to participating common shareholders (1)	(5,740)	(8,395)
	$391,280	$515,964
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,412	49,683
Per common share equivalents of employee stock options and restricted shares	835	687
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	44,247	50,370

Basic income per RenaissanceRe common share	$9.01	$10.38
Diluted income per RenaissanceRe common share (2)	$8.84	$10.24

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Tower Hill Companies	$3,885	$1,815	$1,581	$174	$1,930
Top Layer Re	3,608	2,728	4,126	5,972	4,970
Other	(180)	(771)	128	466	(2,590)
Total equity in earnings of other ventures	$7,313	$3,772	$5,835	$6,612	$4,310

	Nine months ended
	September 30, 2013	September 30, 2012
Top Layer Re	$10,462	$14,820
Tower Hill Companies	7,281	4,791
Other	(823)	(2,985)
Total equity in earnings of other ventures	$16,920	$16,626

Other (Loss) Income

	Three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$30	$(642)	$(1,931)	$(3,255)	$(3,696)
Other items	621	(486)	222	405	2,643
Total other income (loss)	$651	$(1,128)	$(1,709)	$(2,850)	$(1,053)

	Nine months ended
	September 30, 2013	September 30, 2012
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$(2,543)	$(1,393)
Other items	357	2,123
Total other (loss) income	$(2,186)	$730

22

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	AA-	A3	—
RenaissanceRe Specialty Risks	A	A+	—	—
RenaissanceRe Specialty U.S.	A	—	—	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RENAISSANCERE (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance segment reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance segment reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing operations, and commencing in 2013, also excludes net realized and unrealized gains and losses on investments-related derivatives. Prior to 2013, investments-related derivative net realized and unrealized gains and losses were included in net investment income and were also included in the calculation of operating income available to RenaissanceRe common shareholders and related measures. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012
Net income available to RenaissanceRe common shareholders	$179,740	$26,806	$190,474	$41,655	$180,660	$397,020	$524,359
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(28,472)	69,529	(14,269)	(12,139)	(75,297)	26,788	(150,982)
Adjustment for net realized and unrealized (gains) losses on investments from discontinued operations	5	15	(2)	(1)	(6)	18	(2)
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	—	1,523	(955)	—	(2,390)
Adjustment for net other-than-temporary impairments from continuing operations	—	—	—	—	—	—	343
Operating income available to RenaissanceRe common shareholders	$151,273	$96,350	$176,203	$31,038	$104,402	$423,826	$371,328

Net income available to RenaissanceRe common shareholders per common share - diluted	$4.01	$0.60	$4.23	$0.87	$3.62	$8.84	$10.24
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(0.65)	1.57	(0.32)	(0.25)	(1.53)	0.61	(3.00)
Adjustment for net realized and unrealized (gains) losses on investments from discontinued operations	—	—	—	—	—	—	—
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—	—	—	0.03	(0.02)	—	(0.04)
Adjustment for net other-than-temporary impairments from continuing operations	—	—	—	—	—	—	0.01
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.36	$2.17	$3.91	$0.65	$2.07	$9.45	$7.21

Return on average common equity - annualized	22.2%	3.4%	24.3%	5.2%	22.0%	16.6%	21.7%
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(3.5)%	8.8%	(1.8)%	(1.5)%	(9.2)%	1.1%	(6.2)%
Adjustment for net realized and unrealized (gains) losses on investments from discontinued operations	—%	—%	—%	—%	—%	—%	—%
Adjustment for investments-related derivative net realized and unrealized losses (gains) included in operating income prior to 2013	—%	—%	—%	0.2%	(0.1)%	—%	(0.1)%
Adjustment for net other-than-temporary impairments from continuing operations	—%	—%	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	18.7%	12.2%	22.5%	3.9%	12.7%	17.7%	15.4%

24

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Book value per common share	$74.58	$71.38	$71.07	$68.14	$68.20
Adjustment for goodwill and other intangibles (1)	(0.84)	(0.85)	(0.85)	(0.86)	(0.85)
Tangible book value per common share	73.74	70.53	70.22	67.28	67.35
Adjustment for accumulated dividends	12.84	12.56	12.28	12.00	11.73
Tangible book value per common share plus accumulated dividends	$86.58	$83.09	$82.50	$79.28	$79.08

Quarterly change in book value per common share	4.5%	0.4%	4.3%	(0.1)%	4.8%
Quarterly change in tangible book value per common share plus change in accumulated dividends	4.9%	0.8%	4.8%	0.3%	5.3%
Year to date change in book value per common share	9.5%				15.1%
Year to date change in tangible book value per common share plus change in accumulated dividends	10.9%				16.6%

(1)
At September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, goodwill and other intangibles included $28.5 million, $29.3 million, $29.3 million, $30.4 million and $32.2 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

25